EXHIBIT 32.2

--------------------------------------------------------------------------------
FRONTIER FINANCIAL CORPORATION AND SUBSIDIARIES
--------------------------------------------------------------------------------
CERTIFICATION OF CHIEF FINANCIAL OFFICER
--------------------------------------------------------------------------------


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Carol E. Wheeler, the Chief Financial Officer of Frontier Financial Corporation (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Form 10-Q of the Company for the quarter ended June 30, 2006 (the "Form 10-Q"), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


July 31, 2006                                            /s/ Carol E. Wheeler
-------------                                            --------------------
    Date                                                 Chief Financial Officer